CERTIFICATION UNDER SECTION 906 of the SARBANES-OXLEY ACT OF 2002
        -----------------------------------------------------------------



I, Jeffrey G. Webb, President and Chief Executive Officer of Varsity Brands, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  August 14, 2002    /s/Jeffrey G. Webb
                           -----------------------------------------------------
                           Jeffrey G. Webb
                           President, Chief Executive Officer

        CERTIFICATION UNDER SECTION 906 of the SARBANES-OXLEY ACT OF 2002
        -----------------------------------------------------------------



I, John M. Nichols, Chief Financial Officer of Varsity Brands, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  August 14, 2002    /s/ John M. Nichols
                           -----------------------------------------------------
                           John M. Nichols
                           Chief Financial Officer